                        BANC OF AMERICA SECURITIES LLC



                              ____________ Shares



                               Therma-Wave, Inc.



                                 Common Stock



                            Underwriting Agreement

                          dated ____________ __, 1999

                               Table of Contents

Section 1.    Representations and Warranties of the Company......................    2
     (a)      Compliance with Registration Requirements..........................    2
     (b)      Offering Materials Furnished to Underwriters.......................    3
     (c)      Distribution of Offering Material By the Company...................    4
     (d)      The Underwriting Agreement.........................................    4
     (e)      Authorization of the Common Shares.................................    4
     (f)      No Applicable Registration or Other Similar Rights.................    4
     (g)      No Material Adverse Change.........................................    4
     (h)      Independent Accountants............................................    5
     (i)      Preparation of the Financial Statements............................    5
     (j)      Incorporation and Good Standing of the Company and its Subsidiaries    5
     (k)      Capitalization and Other Capital Stock Matters.....................    6
     (l)      Nasdaq National Market Quotation...................................    6
     (m)      Non-Contravention of Existing Instruments;
              No Further Authorizations or Approvals Required....................    6
     (n)      Compliance with Laws...............................................    7
     (o)      No Material Actions or Proceedings.................................    7
     (p)      Intellectual Property Rights.......................................    8
     (q)      All Necessary Permits, etc.........................................    8
     (r)      Title to Properties................................................    9
     (s)      Tax Law Compliance.................................................    9
     (t)      Company Not an "Investment Company"................................    9
     (u)      Insurance..........................................................    9
     (v)      No Price Stabilization or Manipulation.............................   10
     (w)      Related Party Transactions.........................................   10
     (x)      No Unlawful Contributions or Other Payments........................   10
     (y)      Company's Accounting System........................................   10
     (z)      ERISA Compliance...................................................   10
     (aa)     Year 2000..........................................................   11
     (bb)     Environmental Laws.................................................   11
     (cc)     Lock-Up Agreements.................................................   12
     (dd)     Officer's Certificates.............................................   12

Section 2.    Purchase, Sale and Delivery of the Common Shares...................   13
     (a)      The Firm Common Shares.............................................   13
     (b)      The First Closing Date.............................................   13
     (c)      The Optional Common Shares; the Second Closing Date................   13
     (d)      Public Offering of the Common Shares...............................   14
     (e)      Payment for the Common Shares......................................   14
     (f)      Delivery of the Common Shares......................................   14

     (g)      Delivery of Prospectus to the Underwriters.........................   15

Section 3.    Additional Covenants of the Company................................   15
     (a)      Representatives' Review of Proposed Amendments and Supplements        15
     (b)      Securities Act Compliance..........................................   15
     (c)      Compliance with NASD Rules.........................................   16
     (d)      Amendments and Supplements to the Prospectus and
              Other Securities Act Matters.......................................   16
     (e)      Copies of any Amendments and Supplements to the Prospectus.........   16
     (f)      Blue Sky Compliance................................................   16
     (g)      Capitalization; Use of Proceeds....................................   17
     (h)      Transfer Agent.....................................................   17
     (i)      Quotation..........................................................   17
     (j)      Rule 158 Earnings Statement........................................   17
     (k)      Periodic Reporting Obligations.....................................   17
     (l)      Agreement Not to Offer or Sell Additional Securities...............   17
     (m)      Compliance with Rule 463...........................................   18
     (n)      Future Reports to the Representatives..............................   18

Section 4.    Payment of Expenses................................................   18

Section 5.    Conditions of the Obligations of the Underwriters..................   19
     (a)      Accountants' Comfort Letter........................................   19
     (b)      Compliance with Registration Requirements; No Stop Order;
              No Objection from NASD.............................................   19
     (c)      No Material Adverse Change or Ratings Agency Change................   20
     (d)      Opinion of Counsel for the Company.................................   20
     (e)      Opinion of Counsel for the Underwriters............................   21
     (f)      Officers' Certificate..............................................   21
     (g)      Secretary's Certificate............................................   22
     (h)      Bring-down Comfort Letter..........................................   22
     (i)      The Bank Credit Facility Amendment.................................   22
     (j)      Reclassification and Stock-Split...................................   22
     (k)      Additional Documents...............................................   22

Section 6.    Reimbursement of Underwriters' Expenses............................   23

Section 7.    Effectiveness of this Agreement....................................   23

Section 8.    Indemnification....................................................   23
     (a)      Indemnification of the Underwriters................................   23
     (b)      Indemnification of the Company, its Directors and Officers            25
     (c)      Notifications and other Indemnification Procedures.................   26

     (d)      Settlements...............................................  27
     (e)      Indemnification for Reserved Securities...................  27

Section 9.    Contribution..............................................  27

Section 10.   Default of One or More of the Several Underwriters........  29

Section 11.   Termination of this Agreement.............................  29

Section 12.   Representations and Indemnities to Survive Delivery.......  30

Section 13.   Default by the Company....................................  30

Section 14.   Notices...................................................  30

Section 15.   Successors................................................  31

Section 16.   Partial Unenforceability..................................  32

Section 17.   Governing Law Provisions..................................  32
     (a)      Governing Law.............................................  32
     (b)      Consent to Jurisdiction...................................  32
     (c)      Waiver of Immunity........................................  32

Section 18.   General Provisions........................................  32

Schedules
---------
Schedule A    Schedule of Underwriters
Schedule B    Schedule of Patents and Trademarks
Schedule C    Schedule of Persons and Entities Subject to Lock-Up

Exhibits
--------
Exhibit A     Form of Opinion of Counsel for the Company
Exhibit B     Form of Opinion of Intellectual Property Counsel for the Company
Exhibit C     Form of Lock-Up Agreement

                              ___________ Shares

                               THERMA-WAVE, INC.

                                 Common Stock

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                            _______________,1999


BANC OF AMERICA SECURITIES LLC
LEHMAN BROTHERS INC.
As Representatives of the several Underwriters
c/o BANC OF AMERICA SECURITIES LLC
600 Montgomery Street
San Francisco, California  94111

Ladies and Gentlemen:

     Therma-Wave, Inc., a Delaware corporation (the "Company"), proposes to
                                                     -------
issue and sell to the several underwriters named in Schedule A (the "Underwriters") an aggregate of [____] shares (the "Firm Common Shares") of its
-------------                                       ------------------
Common Stock, $.01 par value per share (the "Common Stock").  In addition, the
                                             ------------
Company has granted to the Underwriters an option to purchase up to an additional [____] shares (the "Optional Common Shares") of Common Stock, as
                               ----------------------
provided in Section 2. The Firm Common Shares and, if and to the extent such option is exercised, the Optional Common Shares are collectively called the "Common Shares". Banc of America Securities LLC ("Banc of America") and Lehman
--------------                                     ---------------
Brothers Inc. have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and
                        ---------------
sale of the Common Shares.

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No.
                 ----------
333-76019), which contains a form of prospectus to be used in connection with the public offering and sale of the Common Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933 and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including any information deemed to be a
                    --------------
part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act, is called the "Registration Statement". Any
                                         ----------------------
registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement", and from and
                              ----------------------------------
after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration
      ----------------------

Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Common Shares, is called the "Prospectus"; provided,
                                                   ----------
however, if the Company has, with the consent of Banc of America, elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean
                                                       ----------
the Company's prospectus subject to completion (each a "preliminary prospectus")
                                                        ----------------------
dated [______] (such preliminary prospectus is called the "Rule 434 preliminary
                                                           --------------------
prospectus"), together with the applicable term sheet (the "Term Sheet")
----------                                                  ----------
prepared and filed by the Company with the Commission under Rules 434 and 424(b) under the Securities Act and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").
         -----

     The Company and the Underwriters agree that up to [________] shares of the Common Stock to be purchased by the Underwriters (the "Reserved Shares") shall
                                                       ---------------
be reserved for sale by the Underwriters to certain eligible employees and persons having business relationships with the Company, as part of the distribution of the Common Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other
                                                       ----
applicable laws, rules and regulations. To the extent that such Reserved Shares are not orally confirmed for purchase by such eligible employees and persons having business relationships with the Company by the end of the first business day after the date of this Agreement, such Reserved Shares may be offered to the public as part of the public offering contemplated hereby. Any capitalized term used but not otherwise defined herein is used herein with the meaning ascribed to such term in the Registration Statement.

     The Company hereby confirms its agreements with the Underwriters as follows:

Section 1.  Representations and Warranties of the Company.  The Company hereby
            ---------------------------------------------
represents, warrants and covenants to each Underwriter as follows:

        (a) Compliance with Registration Requirements.  Each of the Registration
            -----------------------------------------
Statement and any Rule 462(b) Registration Statement has been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the Registration Statement or any 462(b) Registration Statement is in effect and, to the best knowledge of the Company, no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission.

     Each preliminary prospectus and the Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Common Shares.

     Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times up to and including the First Closing Date (and, if any Optional Common Shares are purchased, the Second Closing Date, if applicable), complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, any preliminary prospectus and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective dates and at all subsequent times up to and including the First Closing Date (and, if any Optional Common Shares are purchased, the Second Closing Date, if applicable), complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus and such preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. The Prospectus, any preliminary prospectus, and any supplement thereto or prospectus wrapper prepared in connection therewith, each as amended or supplemented, as of its date and as of the First Closing Date (and, if any Optional Common Shares are purchased, as of the Second Closing Date, if applicable), did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any preliminary prospectus or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

     (b) Offering Materials Furnished to Underwriters.  The Company has
         --------------------------------------------
delivered to each of the Representatives and counsel for the Underwriters, without charge, one complete manually signed copy of the Registration Statement (including all exhibits filed therewith or incorporated therein by reference) and signed copies of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters are identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (c) Distribution of Offering Material By the Company.  The Company has not
         ------------------------------------------------
distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Common Shares, any offering material in connection with the offering and sale of the Common Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

     (d) The underwriting Agreement.  This Agreement has been duly authorized,
         --------------------------
executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (e) Authorization of the Common Shares.  The Common Shares to be purchased
         ----------------------------------
by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable. The Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Common Shares will be subject to personal liability by reason of being such a holder; and the issuance of the Common Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.

     (f) No Applicable Registration or Other Similar Rights.  There are no
         --------------------------------------------------
persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement included in the offering contemplated by this Agreement or otherwise by the Company under the Securities Act, except for such rights as have been duly waived, which rights, if any, are described in the Prospectus under the heading "Shares Eligible for Future Sale -- Registration Rights Agreement".

     (g) No Material Adverse Change.  Except as otherwise disclosed in the
         --------------------------
Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the financial condition, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"); and (ii) the Company and its
                         -----------------------
subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business. Since December 18, 1996, there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

     (h) Independent Accountants.  PricewaterhouseCoopers LLP and Ernst & Young
         -----------------------
LLP, who have each expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act.

     (i) Preparation of the Financial Statements.  The financial statements
         ---------------------------------------
filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations, stockholders' equity and cash flows for the periods specified. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Prospectus Summary--Summary Historical Financial Data", "Selected Historical Financial Data", "Capitalization", "Dilution", "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations" and "-- Quarterly Results of Operations" fairly present in all material respects the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement.

     (j) Incorporation and Good Standing of the Company and its Subsidiaries.
         -------------------------------------------------------------------
Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and the authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. The Company and each subsidiary of the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, equity or other claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement.

     (k) Capitalization and Other Capital Stock Matters.  The authorized,
         ----------------------------------------------
issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options described in the Prospectus), and the Common Stock (including the Common Shares) conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

     (l) Nasdaq National Market Quotation.  The Common Shares have been
         --------------------------------
approved for quotation on the Nasdaq National Market, subject only to official notice of issuance.

     (m) Non-Contravention of Existing Instruments; No Further Authorizations or
         -----------------------------------------------------------------------
Approvals Required.  Neither the Company nor any of its subsidiaries is in
------------------
violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) (each a "Default") in the
                                                       -------
performance or observance of any obligation, agreement, covenant or other condition contained in any indenture, mortgage, deed of trust, loan or credit agreement, note, contract, franchise, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an "Existing Instrument"), except for
                                              -------------------
such Defaults as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change. The Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (including the issuance and sale of the Common Shares and the use of proceeds from the sale of the Common Shares as described in the Prospectus under the caption "Use of Proceeds" and the reclassification (the "Reclassification") and stock-split (the "Stock-Split"), as described in the Prospectus under the caption "The Reclassification") and compliance by the Company with its obligations hereunder (i) have been duly authorized by all necessary corporate action and do not and will not result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries, (ii) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or Default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument or employee benefit or similar plan of the Company or any of its subsidiaries, except for such conflicts, breaches, Defaults, Repayment Events, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change, and (iii) will not result in any violation of any law, statute, rule, judgment, order, writ, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (including the offering, issuance and sale of the Common Shares, the Reclassification and the Stock Split), except (i) such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD, and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which Reserved Securities are offered. As used herein, a "Repayment
                                                                    ---------
Event" means any event or condition which gives the holder of any note,
-----
debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

     (n) Compliance with Laws.  The Company and each of its subsidiaries are
         --------------------
conducting their business in compliance with all the local, state, federal and foreign laws, rules and regulations of the jurisdictions in which each of the Company and its subsidiaries is conducting business, except where failure to be so in compliance, singly or in the aggregate, would not result in a Material Adverse Change.

     (o) No Material Actions or Proceedings.  There are no legal or governmental
         ----------------------------------
actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened and, to the best of the Company's knowledge, there are no inquiries or investigations pending or threatened, in each case (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case, if determined adversely to the Company or any subsidiary, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is threatened or imminent and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Change. The aggregate outcome of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change.

     (p) Intellectual Property Rights.  The Company and its subsidiaries own or
         ----------------------------
possess sufficient trademarks, trade names, service marks, patents, patent rights, copyrights, licenses, approvals, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and intellectual property including specifically, but without limitation, the patents and trademarks listed on Schedule B (collectively, "Intellectual Property Rights")
                                                ----------------------------
necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Except as otherwise disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement or conflict nor is otherwise aware of any infringement or conflict with asserted rights of others with respect to any Intellectual Property Rights or of any facts or circumstances which would render any Intellectual Property Rights invalid or inadequate to protect the interests of the Company or any of its subsidiaries therein, and which infringement or conflict, if the subject of an unfavorable decision, ruling, or finding, or invalidity or inadequacy, singly or in the aggregate would reasonably be expected to result in a Material Adverse Change. The Company has good and marketable title to the patents and patent applications referenced in the Prospectus.

     (q) All Necessary Permits, etc.  The Company and each subsidiary possess
         ---------------------------
such valid and current certificates, licenses, authorizations or permits (collectively, "Governmental Licenses") issued by the appropriate state, federal
                ---------------------
or foreign regulatory agencies or bodies necessary to conduct their respective businesses (other than any the absence of which would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change), the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change, all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to result in a Material Adverse Change, and neither the Company nor any subsidiary has received any notice, or is otherwise aware, of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, license, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.

     (r) Title to Properties.  The Company and each of its subsidiaries has
         -------------------
good and marketable title to all real property owned by the Company and its subsidiaries and has good title to all other properties and assets reflected as owned in the financial statements referred to in Section 1(i) above (or elsewhere in the Prospectus) and has good title to all other properties owned by them, in each case, except as disclosed in the Prospectus, free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the Company or its subsidiaries. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material to the Company or its subsidiaries and neither the Company nor any of its subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases referred to above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease except for such notices of claims as would not reasonably be expected to result in a Material Adverse Change.

     (s) Tax Law Compliance.  The Company and its subsidiaries have filed all
         ------------------
necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(i) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

     (t) Company Not an "Investment Company".  The Company is not, and after the
         -----------------------------------
issuance and sale of, and the receipt of payment for, the Common Shares and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will conduct its business in a manner so
      ----------------------
that it will not become subject to the Investment Company Act.

     (u) Insurance.  Each of the Company and its subsidiaries are insured by
         ---------
recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as the Company has reasonably deemed adequate and customary for its businesses including, but not limited to, policies covering personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, and acts of vandalism.

     (v) No Price Stabilization or Manipulation.  Neither the Company, nor any
         --------------------------------------
of the Company's affiliates, has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

     (w) Related Party Transactions.  There are no business relationships or
         --------------------------
related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus which have not been described as required.

     (x) No Unlawful Contributions or Other Payments.  Neither the Company nor
         -------------------------------------------
any of its subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

     (y) Company's Accounting System.  The Company maintains a system of
         ---------------------------
accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (z) ERISA Compliance.  The Company and its subsidiaries and any "employee
         ----------------
benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its
                -----
subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the
                                    ---------------
Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of
                                                                   ----
which the Company or such subsidiary is a member. Except as would not reasonably be expected to result in a Material Adverse Change, there is (i) no "reportable event" (as defined under ERISA) that has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, and (ii) no "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code, except, in each case, such as would not reasonably be expected to result in a Material Adverse Change. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification, except where the failure to so qualify would not reasonably be expected to result in a Material Adverse Change.

     (aa) Year 2000.  The Company has not incurred significant operating
          ---------
expenses or costs to ensure that its information systems will be Year 2000 Compliant (as defined below), other than as disclosed in the Prospectus. The statements made under the caption "Year 2000" in the Prospectus are true, complete and correct in all material respects and accurately reflect the Company's state of readiness with respect to (i) all of the systems used in the business, products, services or operations of the Company and its subsidiaries, and (ii) all of the software, hardware, firmware and other technology that constitute any part of the products and services manufactured, marketed, licensed or sold in the past or present (or to be sold in the future) by the Company or any of its subsidiaries. The Company is not aware of any failure to be Year 2000 Compliant of (i) any third-party system used in connection with the business, products, services or operations of the Company or any of its subsidiaries, or (ii) any vendor, co-venturer, service provider or customer, except in each case for such failures to be Year 2000 Compliant as would not result in a Material Adverse Change.

     For purposes of this Agreement, "Year 2000 Compliant" means that, without
                                      -------------------
human intervention, the applicable system, application, product, service or item: (A) will accurately receive, record, store, provide, recognize, recall and process all date and time data; (B) will accurately perform all date- or time-dependent calculations and operations; and (C) will not malfunction, cease to function or provide invalid or incorrect results as a result of (i) any calendar change; (ii) any date or time data; or (iii) the occurrence of any particular date.

     (bb) Environmental Laws.  Except as would not, singly or in the aggregate,
          ------------------
result in a Material Adverse Change, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the emission, discharge, release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture,
                                   -------------------
processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), which
                                                ------------------
violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law, (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there is no claim, action or cause of action filed with a court or governmental authority or any administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings with respect to which the Company has received written notice, and no written notice to the Company by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Hazardous Materials at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, "Environmental Claims"),
                                                 ------------- ------
pending or, to the best of the Company's knowledge, threatened against the
------
Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law nor are there any events or circumstances that might reasonably be expected to form the basis for an Environmental Claim, and (D) to the best of the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Hazardous Materials, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

     (cc) Lock-Up Agreements.  The Company has caused each person listed on
          ------------------
Schedule C hereto to furnish to you, on or prior to the date of this agreement, a letter or letters, substantially in the form of Exhibit C hereto (the "Lock-Up
                                                                         -------
Agreement"), pursuant to which each such person shall have agreed that during a
---------
period of 180 days from the date of the Prospectus, such person will not, without the prior written consent of Banc of America Securities LLC, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file or cause to be filed any registration statement under the Securities Act with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause
(i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise and such agreements are in full force and effect. The foregoing sentence shall not apply to the Common Shares to be sold hereunder.

     (dd) Officer's Certificates.   Any certificate signed by an officer of the
          ----------------------
Company or
any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters in connection with the consummation of the transactions contemplated hereby and dated the date hereof, the First Closing Date or the Second Closing Date shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

Section 2. Purchase, Sale and Delivery of the Common Shares.
           ------------------------------------------------

     (a)   The Firm Common Shares.  The Company agrees to issue and sell to the
           ----------------------
several Underwriters the Firm Common Shares upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Common Shares set forth opposite their names on Schedule A. The purchase price per Firm Common Share to be paid by the several Underwriters to the Company shall be $[____] per share.

     (b)   The First Closing Date.  Delivery of certificates for the Firm Common
           ----------------------
Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Banc of America, 600 Montgomery Street, San Francisco, California (or such other place as may be agreed to by the Company and the Representatives) at 6:00 a.m. San Francisco time, on [____], or such other time and date not later than 10:30 a.m. San Francisco time, on [____] as the Representatives shall designate by notice to the Company (the time and date of such closing are called the "First Closing Date"). The Company hereby acknowledges that circumstances
     ------------------
under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Representatives to recirculate to the public copies of any amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 10.

     (c)   The Optional Common Shares; the Second Closing Date.  In addition,
           ---------------------------------------------------
on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of [_____] Optional Common Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Common Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Common Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing
                           -------------

Date" shall refer to the time and date of delivery of certificates for the Firm
----
Common Shares and the Optional Common Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and
                                                        -------------------
shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Common Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Common shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Common Shares to be purchased as the number of Firm Common Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Common Shares. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

     (d) Public Offering of the Common Shares.  The Representatives hereby
         ------------------------------------
advise the Company that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Common Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

     (e) Payment for the Common Shares.  Payment for the Common Shares shall be
         -----------------------------
made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Company.

     It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Common Shares and any Optional Common Shares the Underwriters have agreed to purchase. Banc of America, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter but such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

     (f) Delivery of the Common Shares.  The Company shall deliver, or cause to
         -----------------------------
be delivered, to the Representatives for the accounts of the several Underwriters certificates, if any, for the Firm Common Shares at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor set forth herein. The Company shall also deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters, certificates, if any, for the Optional Common Shares the Underwriters have agreed to purchase at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor set forth herein. The certificates, if any, for the Common Shares shall be in definitive form and registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the First Closing Date (or the Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location in New York City as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

     (g)   Delivery of Prospectus to the Underwriters.  Not later than 12:00
           ------------------------------------------
p.m. on the second business day following the date the Common Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representatives shall reasonably request.

Section 3. Additional Covenants of the Company.  The Company further covenants
           -----------------------------------
and agrees with each Underwriter as follows:

     (a)   Representatives' Review of Proposed Amendments and Supplements.
           --------------------------------------------------------------
During such period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery
                                                        -------------------
Period"), prior to amending or supplementing the Registration Statement
------
(including any registration statement filed under Rule 462(b) under the Securities Act), any Term Sheet or the Prospectus, the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement a reasonable amount of time prior to such proposed filing, and the Company shall not file any such proposed amendment or supplement to which the Representatives or counsel for the Underwriters reasonably object.

     (b)   Securities Act Compliance.  After the date of this Agreement, the
           -------------------------
Company shall promptly advise the Representatives in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening, to the extent known by the Company, or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable best efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

     (c) Compliance with NASD Rules.  The Company hereby agrees that it will
         --------------------------
ensure that the Reserved Securities will be restricted as required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

     (d) Amendments and Supplements to the Prospectus and Other Securities Act
         ---------------------------------------------------------------------
Matters.  If, during the Prospectus Delivery Period, any event shall occur or
-------
condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the reasonable opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to Section 3(a) hereof), file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law. The Underwriters shall cease to use the Prospectus upon receiving notice from the Company that an amendment or supplement is required under this paragraph.

     (e) Copies of any Amendments and Supplements to the Prospectus.  The
         ----------------------------------------------------------
Company agrees to furnish the Representatives, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto as the Representatives may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (f) Blue Sky Compliance.  The Company shall cooperate with the
         -------------------
Representatives and counsel for the Underwriters to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws and applicable securities laws of other jurisdictions (domestic or foreign) reasonably designated by the Representatives, and shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation in a jurisdiction in which it is not currently subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

     (g) Capitalization; Use of Proceeds.  After giving effect to the
         -------------------------------
assumptions set forth in the Prospectus under the caption "Capitalization", the authorized, issued and outstanding Capital Stock of the Company is as set forth in the Prospectus. The Company shall apply the net proceeds from the sale of the Common Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

     (h) Transfer Agent.  The Company shall engage and maintain, at its
         --------------
expense, a registrar and transfer agent for the Common Stock.

     (i) Quotation.  The Company will use its best efforts to effect and
         ---------
maintain the quotation of the Common Shares on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

     (j) Rule 158 Earnings Statement.  As soon as practicable, the Company will
         ---------------------------
make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) covering the twelve-month period ending [_____] that satisfies the provisions of, and provides the benefits contemplated by, Section 11(a) of the Securities Act.

     (k) Periodic Reporting Obligations.  During the Prospectus Delivery
         ------------------------------
Period the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
                                                  ------------

     (l) Agreement Not to Offer or Sell Additional Securities.  During the
         ----------------------------------------------------
period of 180 days following the date of the Prospectus, the Company will not, without the prior written consent of Banc of America (which consent may be withheld at the sole discretion of Banc of America), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock, whether now owned or hereafter acquired (other than as contemplated by this Agreement with respect to the Common Shares); provided, however, that the Company may (i) issue shares of its Common Stock or options to purchase shares of its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, (ii) following the 90th day after the date of this Agreement, file one or more Registration Statements on Form S-8, and (iii) issue shares in connection with any acquisition if the recipients thereof agree in writing (on terms no less favorable to Banc of America than as set forth in the Lock-Up Agreement) not to sell, offer, dispose of or otherwise transfer any such shares during such 180 day period without the prior written consent of Banc of America (which consent may be withheld at the sole discretion of the Banc of America).

     (m)   Compliance with Rule 463.  The Company will file with the Commission
           ------------------------
such reports and information as may be required pursuant to Rule 463 under the Securities Act.

     (n)   Future Reports to the Representatives.  During the period of two
           -------------------------------------
years hereafter the Company will furnish to the Representatives at 600 Montgomery Street, San Francisco, CA 94111 Attention: Rex Sherry: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

Section 4. Payment of Expenses.  The Company agrees to pay all costs, fees and
           -------------------
expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus, any Term Sheet and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, reasonable attorneys' fees and reasonable expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada or securities laws of any other jurisdiction, and, if requested by the Representatives, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, and advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Common Shares, (viii) the fees and expenses associated with the listing and inclusion of the Common Shares on the Nasdaq National Market, (ix) all costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters not to exceed $10,000, in connection with matters related to the Reserved Securities which are designated by the Company for sale to employees and others having a business relationship with the Company, and (x) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

Section 5. Conditions of the Obligations of the Underwriters.  The obligations
           -------------------------------------------------
of the several Underwriters to purchase and pay for the Common Shares as provided herein on the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Common shares, as of the Second Closing Date as though then made, or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

     (a)   Accountants' Comfort Letter.  On the date hereof, the Representatives
           ---------------------------
shall have received from PricewaterhouseCoopers LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Representatives shall have received an additional 4 conformed copies of such accountants' letter for each of the several Underwriters).

     (b)   Compliance with Registration Requirements; No Stop Order; No
           ------------------------------------------------------------
Objection from NASD.  The Registration Statement (including any Rule 462(b)
-------------------
Registration Statement) shall have become effective and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date:

           (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representatives' consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 434(b);

           (ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriters; and

           (iii) the NASD shall have confirmed that it will not raise any objection to the fairness and reasonableness of the underwriting terms and arrangements.

     (c)   No Material Adverse Change or Ratings Agency Change.  For the period
           ---------------------------------------------------
from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date:

           (i) in the judgment of the Representatives there shall not have occurred any Material Adverse Change; and

           (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

     (d)   Opinion of Counsel for the Company.  On each of the First Closing
           ----------------------------------
Date and the Second Closing Date the Representatives shall have received the favorable opinion of Kirkland & Ellis, counsel for the Company, dated as of such closing date, reasonably satisfactory to the Representatives with respect to the matters set forth in Exhibit A attached hereto and to such further effect as counsel for the Underwriters may reasonably request. On each of the First Closing Date and the Second Closing Date the Representatives shall have received the favorable opinion of Limbach & Limbach L.L.P., intellectual property counsel for the Company, dated as of such closing date, reasonably satisfactory to the Representatives with respect to the matters set forth in Exhibit B attached hereto and to such further effect as counsel for the Underwriters may reasonably request. In each case, the Representatives shall have received an additional 4 conformed copies of such counsels' legal opinions for each of the several Underwriters.

     (e)  Opinion of Counsel for the Underwriters. On each of the First Closing
          ---------------------------------------
Date and the Second Closing Date, if any, the Representatives shall have received the favorable opinion of Ropes & Gray, counsel for the Underwriters, dated as of such closing date, with respect to the matters set forth in paragraphs (i), (v), (vi), (viii) (with respect to the captions "Description of Capital Stock" and "Underwriting" under subparagraph (viii) only) and the next-to-last paragraph of Exhibit A and the Representatives shall have received an additional 4 conformed copies of such counsel's legal opinion for each of the several Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of The Commonwealth of Massachusetts and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (f)  Officers' Certificate. On each of the First Closing Date and the
          ---------------------
Second Closing Date the Representatives shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect set forth in subsections (b) and (c)(ii) of this Section 5, and further to the effect that:

          (i) for the period from and after the date of this Agreement and prior to such closing date, there has not occurred any Material Adverse Change;

          (ii) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such closing date;

          (iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such closing date;

          (iv) the Registration Statement of the Company on Form S-1 (Registration No. 333-76019), in the form in which it was declared effective by the Commission on [_____ __], 1999, and the Prospectus dated [________ __], 1999, contain all statements which are required to be stated therein in accordance with the Securities Act and the rules and regulations of the Commission thereunder. The Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

          (v) the Company has not waived and will not, during a period of 180 days from the date of the Prospectus, waive the provisions of the Registration Agreement between the

Company and the investors party thereto described in the Prospectus under the caption "Shares Eligible for Future Sale--Registration Agreement" regarding lock-up agreements and, the Company has issued stop-transfer orders to the transfer agent preventing the transfer of shares for a period of 180 days from the date of the Prospectus with respect to all of the shares owned by such investors and subject to the terms of the Registration Agreement.

     (g)  Secretary's Certificate. On each of the First Closing Date and the
          -----------------------
Second Closing Date, if any, the Representatives shall have received a certificate or certificates of the Secretary of the Company in form and substance reasonably satisfactory to the Representatives. .

     (h)  Bring-down Comfort Letter. On each of the First Closing Date and the
          -------------------------
Second Closing Date the Representatives shall have received from PricewaterhouseCoopers LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be (and the Representatives shall have received an additional 4 conformed copies of such accountants' letter for each of the several Underwriters).

     (i)  The Bank Credit Facility Amendment.  Prior to the date hereof, the
          ----------------------------------
Representatives shall have received a written notification from the Company and Bankers Trust Company, as the lead bank under the Bank Credit Facility, that the Bank Credit Facility has been amended to permit the consummation of the transactions contemplated hereby without triggering a Default thereunder.

     (j)  Reclassification and Stock-Split. On or prior to the First Closing
          --------------------------------
Date, all of the outstanding shares of Class A Common Stock, $.01 par value per share, Class B Common Stock, $.01 par value per share, and Class L Common Stock, $.01 par value per share (the "Class L Common Stock") will be converted into
                               --------------------
shares of Common Stock, $.01 par value per share, and a Stock-Split will be effected as to all of the then outstanding shares of Common Stock. Prior to the Stock-Split, each outstanding share of Class L Common Stock will be reclassified into one share of Common Stock plus an additional number of shares having a value, based on the initial offering price per share of the Common Shares, as set forth on the cover of the Prospectus, equal to the Preference Amount, as such term is defined in the Prospectus, of the Class L Common Stock. Fractional shares otherwise issuable as a result of the Reclassification and Stock-Split will be rounded to the nearest whole number.

     (k)  Additional Documents. On or before each of the First Closing Date and
          --------------------
the Second Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Common Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained and all proceedings taken by the Company in connection with the issuance and sale of the Common Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Common Shares, at any time on or prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 1, Section 4,
Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

Section 6.  Reimbursement of Underwriters' Expenses. If this Agreement is
            ---------------------------------------
terminated by the Representatives pursuant to Section 5, Section 7, or Section 11(iv) or 11(v), or if the sale to the Underwriters of the Common Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, delivery, facsimile and telephone charges.

Section 7.  Effectiveness of this Agreement. This Agreement shall not become
            -------------------------------
effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Representatives of the effectiveness of the Registration Statement under the Securities Act.

     Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Company, or (c) any party hereto to any other party except that the provisions of Section 1, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

Section 8. Indemnification.
           ---------------

     (a)   Indemnification of the Underwriters. The Company agrees to indemnify
           -----------------------------------
and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense whatsoever, as incurred, to which such

Underwriter or such controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) upon the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered to eligible employees and persons having business relationships with the Company; or (iv) upon the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any violation of the nature referred to in Section 8(a)(iii) hereof; provided that (subject to Section 8(e) below) any such settlement is effected with the written consent of the Company; or (v) upon the investigation, preparation or defense against (including the fees and disbursements of counsel chosen by Banc of America) any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of law, to the extent that any such expense is not paid under (i), (ii), (iii) or (iv) above; or (vi) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (vii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or
(viii) upon any act or failure to act or any alleged act or failure to act by any Underwriter or any person controlling such Underwriter within the meaning of the Securities Act or the Exchange Act in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (viii) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter or such controlling person through its bad faith or willful misconduct), and the Company agrees to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Banc of America) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Common Shares, or any person controlling such Underwriter, if the Company identified the untrue statement or omission in writing to the Underwriters and copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

     (b)  Indemnification of the Company, its Directors and Officers. Each
          ----------------------------------------------------------
Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the table after the first paragraph and in the second (insofar as it relates to concessions and reallowances), seventh, ninth, tenth, eleventh (solely with respect to the second and third sentences thereof) and twelfth paragraphs under the caption "Underwriting" in the Prospectus, and the Underwriters confirm that such statements are correct. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

     (c)  Notifications and other Indemnification Procedures. Promptly after
          --------------------------------------------------
receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not materially prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Banc of America in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel employed by the indemnified party shall be at the expense of the indemnifying party.

     (d)   Settlements. The indemnifying party under this Section 8 shall not be
           -----------
liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding contemplated by Section 8(a) effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e)   Indemnification for Reserved Securities. In connection with the offer
           ---------------------------------------
and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of eligible employees and persons having business relationships with the Company to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

Section 9. Contribution. If the indemnification provided for in Section 8 is
           ------------
for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Common Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Common Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Common Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate initial public offering price of the Common Shares as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 8(a)(iii).

     The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

     Notwithstanding the provisions of this section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay pursuant to Section 8 or Section 9. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such

Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

Section 10. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS. If, on the First
            --------------------------------------------------
Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Common Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Common Shares to be purchased on such date, the other Underwriters shall be obligated, severally and not jointly, in the proportions that the number of Firm Common Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Common Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Common Shares and the aggregate number of Common Shares with respect to which such default occurs exceeds 10% of the aggregate number of Common Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Common Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 1, Section 4, Section 8 and
Section 9 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

     As used in this Agreement, the term "Underwriter" shall be deemed to
                                          -----------
include any person substituted for a defaulting Underwriter under this Section
10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Section 11. TERMINATION OF THIS AGREEMENT. Prior to the First Closing Date this
            -----------------------------
Agreement may be terminated by the Representatives by notice given to the Company if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission, the NASD or any other governmental authority; (ii) a general banking moratorium shall have been declared by any federal, New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to
Section 4 and Section 6 hereof, (b) any Underwriter to the Company, or (c) of any party hereto to any other party except that the provisions of Section 1,
Section 8 and Section 9 shall at all times be effective and shall survive such termination.

Section 12. Representations and Indemnities to Survive Delivery.  The respective
            ---------------------------------------------------
indemnities, agreements, representations, warranties and other statements of the Company (including its subsidiaries), of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

Section 13. Default by the Company. If the Company shall fail on the First
            ----------------------
Closing Date to sell the number of Common Shares that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections
                            --------  -------
1, 4, 8, 9 and 12 shall remain in full force and effect. No action taken pursuant to this Section 13 shall relieve the Company from liability, if any, in respect of such default.

Section 14. Notices. All communications hereunder shall be in writing and shall
            -------
be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

     Banc of America Securities LLC
     600 Montgomery Street
     San Francisco, California 94111
     Facsimile: (415) 913-5516

     Attention: Rex Sherry

with copies to:

     Banc of America Securities LLC
     600 Montgomery Street
     San Francisco, California 94111
     Facsimile: (415) 913-6241
     Attention: Jeff Lapic, Esq.

and copies to:

     Ropes & Gray
     One International Place
     Boston, Massachusetts 02110
     Facsimile: (617) 951-7050
     Attention: David B. Walek, Esq.

If to the Company:

     Therma-Wave, Inc.
     1250 Reliance Way
     Fremont, California  94539
     Facsimile: (510) 226-6834
     Attention: Dr. Allan Rosencwaig

with a copy to:

     Kirkland & Ellis
     300 S. Grand Avenue
     Los Angeles, California  90071
     Facsimile: (213) 626-0100
     Attention: Eva Herbst Davis, Esq.

Section 15. SUCCESSORS. This Agreement will inure to the benefit of and be
            ----------
binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder.

     The term "successors" shall not include any purchaser of the Common Shares
               ----------
as such from any of the Underwriters merely by reason of such purchase.

Section 16.    Partial Unenforceability. The invalidity or unenforceability of
               ------------------------
any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 17.    Governing Law Provisions.
               ------------------------

        (a)    Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

        (b)    Consent to Jurisdiction. Any legal suit, action or proceeding
               -----------------------
arising out of or based upon this Agreement or the transactions contemplated hereby "Related Proceedings") may be instituted in the federal courts of the
        -------------------
United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably
                                  ----------------
submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related
                                                              -------
Judgment"), as to which such jurisdiction is non-exclusive) of such courts in
--------
any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

          (c)  Waiver of Immunity. With respect to any Related Proceeding, each
               ------------------
party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

Section 18.    General Provisions. This Agreement constitutes the entire
               ------------------
agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This

Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

     Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                              Very truly yours,

                              THERMA-WAVE, INC.



                              By: ___________________________
                              Name:
                              Title:

     The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in San Francisco, California as of the date first above written.

BANC OF AMERICA SECURITIES LLC
LEHMAN BROTHERS INC.

Acting as Representatives of the
several Underwriters named in
the attached Schedule A.

By: BANC OF AMERICA SECURITIES LLC



By: ___________________________
Name:
Title:

                                  SCHEDULE A

                           Schedule of Underwriters



                                                        Number of Firm
                                                        Common Shares
Underwriter                                             to be Purchased

Banc of America Securities LLC.......................
Lehman Brothers Inc..................................
                                                        _____________

         TOTAL UNDERWRITERS (__)

                                  SCHEDULE B

                      Schedule of Patents and Trademarks

                                  SCHEDULE C

                       Schedule of Persons and Entities
                              Subject to Lock-up


G. Leonard Baker, Jr.
Wells Fargo Bank, as Trustee
 FBO G. Leonard Baker, Jr., Acct. #503405
David Dominik
Martin Schwartz
Adam W. Kirsch
L. Ray Christie
David Mak
Jon L. Opsal
Ray Osofsky
Allan Rosencwaig
W. Lee Smith
David Willenborg
Antares International Partners, Inc.
Bain Capital Fund V, L.P.
Bain Capital Fund V-B, L.P.
BCIP Associates
BCIP Trust Associates, L.P.
Randolph Street Partners
Sutter Hill Ventures, L.P.
Sutter Hill Associates, L.P.
Shimadzu Corporation
Toray Industries, Inc.

                                   EXHIBIT A

                              Form of Opinion of
                            Counsel for the Company

          The final opinion in draft form should be attached as Exhibit A at the time this Agreement is executed.

          Opinion of counsel for the Company to be delivered pursuant to Section 5(d) of the Underwriting Agreement.

          References to the Prospectus in this Exhibit A include any supplements thereto at the First Closing Date and the Second Closing Date.

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) The authorized, issued and outstanding capital stock of the Company (including the Common Stock) conform to the descriptions thereof set forth in the Registration Statement and the Prospectus. All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and, to the best of such counsel's knowledge, have been issued in compliance with the registration and qualification requirements of federal and state securities laws. The form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the charter and by-laws of the Company and the General Corporation Law of the State of Delaware. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          (iii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with the terms thereof.

          (iv) The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable and, to the knowledge of such counsel, the issuance of the Common Shares by the Company is not subject to any preemptive or similar rights.

          (v) Each of the Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Securities Act. To the knowledge of such counsel, no stop order suspending the effectiveness of either of the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

          (vi) The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act.

          (vii) The Common Shares have been approved for listing on the Nasdaq National Market.

          (viii) The statements (i) in the Prospectus under the captions "Risk Factors--Certain provisions of our charter documents and Delaware law. . .", "The Reclassification", "Management's Discussion and Analysis and Results of Operations--Liquidity and Capital Resources", "Business--Legal Proceedings", "Business--Patents and Proprietary Rights", "Management--Employment Agreements", "Management--Stock Plans", "Management--Employee Stock Purchase Plan", "Certain Relationships and Related Transactions", "Description of Capital Stock", "Description of Certain Indebtedness", "Shares Eligible for Future Sale" and "Underwriting" and (ii) in Item 14 and Item 15 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company's charter or by-law provisions, documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

          (ix) To the knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or overtly threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein.

          (x) To the best knowledge of such counsel, there are no Existing Instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof and references thereto are correct in all material respects.

          (xi) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company's execution, delivery and performance of the Underwriting Agreement and consummation of the transactions contemplated thereby and by the Prospectus, except as required under the Securities Act, applicable state securities or blue sky laws and from the NASD.

          (xii) The execution and delivery of the Underwriting Agreement by the Company and the performance by the Company of its obligations thereunder (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary; (iii) will not constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any Existing Instrument filed as an exhibit to the Registration Statement; or (iv) to the knowledge of such counsel and other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement, as to which no opinion need be rendered, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary.

          (xiii) The Company is not, and after receipt of payment for the sale of the Common Shares and the application of the net proceeds thereof, will not be, an "investment company" within the meaning of Investment Company Act.

          (xiv) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

          (xv) The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of California and each jurisdiction in which such qualification is required by reason of the ownership or leasing of property, except for such jurisdictions (other than the State of California) where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

          (xvi) Each significant subsidiary incorporated in the United States (as defined in Rule 405 under the Securities Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, to the best knowledge of such counsel, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

          (xvii) All of the issued and outstanding capital stock of each such significant subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, to the best knowledge of such counsel, any pending or threatened claim.

         (xviii) No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the charter or by-laws of the Company or (ii) to the best knowledge of such counsel, otherwise.

         (xix) Except as disclosed in the Prospectus under the caption "Shares Eligible for Future Sale", to the knowledge of such counsel, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement, except for such rights as have been duly waived.

         (xx) To the best knowledge of such counsel, neither the Company nor any subsidiary is in violation of its charter or by-laws or any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary or is in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any material Existing Instrument, except in each such case for such violations or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or at the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included in the Registration Statement or the Prospectus or any amendments or supplements thereto).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date or the Second Closing Date, as the case may be, shall be satisfactory in form and substance to the

Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                   EXHIBIT B

                        Form of Opinion of Intellectual
                       Property Counsel for the Company

     The final opinion in draft form should be attached as Exhibit B at the time this Agreement is executed.

     Opinion of counsel for the Company to be delivered pursuant to Section 5(d) of the Underwriting Agreement.

     References to the Prospectus in this Exhibit B include any supplements thereto at the Closing Date.

                                 [Letterhead]

                              _____________, 1999



Banc of America Securities LLC
Lehman Brothers Inc.
  As Representatives of the several Underwriters
  named in Schedule A to the Underwriting
  Agreement referred to below
c/o  Banc of America Securities LLC
     600 Montgomery Street
     San Francisco, CA  94111

Ladies and Gentlemen:

     At the request of Therma-Wave, Inc., a Delaware corporation (the "Company"), for which we act as patent and trademark counsel, we are rendering the opinions set forth below.

     This opinion is being furnished pursuant to section 5(d) of the Underwriting Agreement, dated __________, 1999, (the "Underwriting Agreement") among Banc of America Securities LLC, on behalf of the Representatives and the several underwriters named in Schedule A thereto (the "Underwriters"), and the Company providing for the sale to you by the Company of __________ shares of common stock, par value $0.01 per share, of the Company (the "Common Stock").

     In connection with this opinion, we have examined signed copies of the registration statement of the Company on Form S-1 (No. 333-76019), filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), with Securities and Exchange Commission (the "Commission") on April 9, 1999, Amendment No. 1 thereto, including all exhibits filed therewith, filed with the Commission on May 19, 1999, Amendment No. 2 thereto, including all exhibits filed therewith, filed with the Commission on June 14, 1999, and Amendment No. 3 thereto, including all exhibits filed therewith, filed with the Commission on

___________ __, 1999 (the registration statement as amended at the time when it became effective, including the information deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the rules and regulations of the Commission under the Securities Act, being hereinafter referred to as the "Registration Statement"), the Preliminary Prospectus dated __________, 1999 and the final Prospectus dated __________, 1999 (in the form in which it was filed pursuant to Rule 424(b) of the Commission under the Securities Act, being hereinafter referred to as the 'Prospectus"), an executed copy of the Underwriting Agreement, and copies of patent applications filed on behalf of the Company or any of its subsidiaries. In addition, we have reviewed such other documents and certificates as we deemed relevant and necessary as a basis for the opinions hereinafter expressed.

     We are familiar with the technology used by the Company in its business and have read the portions of the Registration Statement and the Prospectus headed:
"Risk Factors - Reliance on Patents and Other Intellectual Property," "Business
- Patents and Proprietary Rights" and "Business - Legal Proceedings" (collectively, the "Technology Portion"). Based upon the foregoing and subject to the assumptions, exceptions and qualifications set forth herein, we are of the opinion that:

     1. To the best of our knowledge, neither the Registration Statement nor the Prospectus (A) contains any untrue statement of a material fact with respect to trademarks, trade names, patents, patent applications, mask works, copyrights, licenses, trade secrets or other intellectual property rights owned or used by the Company, or the manner of its use thereof, or any allegation on the part of any person or entity that the Company is infringing any trademarks, trade names, patents, patent applications, mask works, copyrights, licenses, trade secrets or other intellectual property rights of any such person or entity, or (B) omits to state a material fact relating to trademarks, trade names, patents, patent applications, mask works, copyrights, licenses, trade secrets or other intellectual property rights owned or used by the Company, or the manner of its use thereof, or any allegations of which we have knowledge, that is required to be stated in the Registration Statement or the Prospectus or is necessary to make the statements therein not misleading.

     2. We have no knowledge of any facts which would preclude the Company from having clear title to its patents or patent applications referenced in the Technology Portion of the Prospectus. To the best of our knowledge, the Company owns or possesses sufficient licenses or other rights to use all trademarks, trade names, patents, copyrights, licenses, trade secrets, know-how and other intellectual property necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Prospectus.

     3. To the best of our knowledge, the Company is not infringing or otherwise violating and has not infringed or otherwise violated any trademarks, trade names, patents, patent applications, mask works, copyrights, licenses, trade secrets or other intellectual property rights of others, and, except as described in the Technology Portion of the Prospectus, has not received any notice of infringement or conflict with asserted rights of others with respect to any patents, patent applications, trademarks, trade names, mask works, copyrights, licenses, trade secrets, or other intellectual property rights which could result in any material adverse effect upon the Company. To the best of our knowledge, there are no infringements by others of any of the Company's trademarks, trade names, patents, patent applications, mask works, copyrights, licenses, trade secrets or other intellectual property rights.

     4. To the best of our knowledge, there are no legal or governmental proceedings pending relating to trademarks, trade names, patents, patent applications, mask works, copyrights, licenses, trade secrets or other intellectual property rights which could result in any material adverse effect upon the Company other than as described in the Technology Portion of the Prospectus and the prosecution by the Company of its patent applications before the United States Patent and Trademark Office and appropriate foreign government agencies, and to the best of our knowledge no such proceedings are threatened or contemplated by governmental authorities or others.

     5. The statements in the Technology Portion of the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law (other than the statements therein concerning the Company's government contracts and grants, as to which we express no opinion), are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters.

     6. The Company duly and properly holds the patents and trademarks/service marks, and has duly and properly filed the United States patent and/or trademark/service mark applications and patent cooperation treaty applications listed or otherwise referenced in the Technology Portion of the Prospectus.

     7. We do not know of any contract or other document relating to the Company's intellectual property of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus that has not been filed or described as required.

                              Very truly yours,

                                   EXHIBIT C

                           Form of Lock-Up Agreement

                                                              ____________, 1999

Banc of America Securities LLC
Lehman Brothers Inc.

As Representatives of the several Underwriters
c/o Banc of America Securities LLC
600 Montgomery Street
San Francisco, California 94111

Re:  Therma-Wave, Inc. (the "Company")
     ---------------------------------

Ladies & Gentlemen:

     The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or
                              ------------
exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the
                                        --------
representatives of the underwriters. The undersigned recognizes that the offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the offering and in entering into underwriting arrangements with the Company with respect to the Offering.

     In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of Banc of America Securities LLC (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-l(h) under the Securities Exchange Act of 1934, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the Prospectus. The foregoing sentence shall not apply to a distribution to partners or shareholders of the undersigned, provided that such distribution shall be conditioned upon such distributees executing and delivering an executed lock-up agreement, in the form of this agreement, to Banc of America Securities LLC prior to the commencement of any such distribution. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of

Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

     With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

     This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.



                                         By: ____________________________


______________________________________
Printed Name of Person Signing (and
indicate capacity of person signing if
signing as custodian, trustee, or on
behalf of an entity)